UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

Entry into a Securities Purchase Agreement

On April 1, 2024, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”) pursuant to which the Company has agreed to sell a convertible promissory note of the Company (the “Note”), having an initial principal amount of $650,000, for a price of $520,000. In connection with the purchase and sale of the Note, the Company has agreed to issue to the Investor a common stock purchase warrant (the “Warrant”) to acquire a total of 962,962 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the issuance of the Warrant together with the purchase and sale of the Note, the “Transactions”). The Transactions closed on April 4, 2024. Capitalized words and phrases not otherwise defined herein have the meanings assigned thereto in the SPA.

EF Hutton LLC is acting as placement agent for the financing.

Transactions Pending Shareholder Approval

The Transactions are subject to shareholder approval (the “Shareholder Approval”). Pursuant to the SPA, the Company has agreed to secure the Shareholder Approval for the SPA and the Transactions at a special meeting or via a written consent in lieu of a meeting. Concurrently with the execution of the SPA, the Company delivered to the Investor a fully executed copy of a voting agreement (the “Voting Agreement”), wherein certain shareholders of the Company have agreed to vote certain securities of the Company held by them as set forth therein.

Note Terms

The Note in the aggregate principal amount of $650,000 has one (1) year maturity with an interest at twelve (12) percent per calendar year and carries a twenty (20) percent of original issue discount.

The Note is convertible at the discretion of the Investor into Common Stock at a price of $0.87. The Investor may choose the alternate conversion price equal to 80% of the lowest trading price during the previous forty (40) trading day period ending on the latest complete trading day prior to notice of conversion.

The conversion Price is subject to full ratchet anti-dilution protections in the event that the Company issues any Common Stock at a per share price (each a “Dilutive Price”) lower than the conversion price then in effect, provided, however, that the Investor shall have the sole discretion in deciding whether to utilize such Dilutive Price instead of the conversion price otherwise in effect at the time of the respective conversion.

In the event of an Event of Default (as described in the Note), the conversion price shall be equal to seventy (70) percent multiplied by the lower of (i) the lowest intraday trading price in the forty (40) trading days prior to the applicable conversion date or (ii) the lowest closing bid price in the forty (40) trading days prior to the applicable conversion date.

Warrant Terms

The Warrant to be issued shall be for 962,962 shares of Common Stock and shall have an exercise price of $0.001 per share of Common Stock.

Registration Rights

Pursuant to the registration rights agreement entered into in connection with the SPA (the “Registration Rights Agreement”), the Company is required to file a registration statement (the “Registration Statement”) with the SEC within thirty (30) days after closing and to have such Registration Statement declared effective within sixty (60) days following the closing, provided, however, that in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the effectiveness date as to such Registration Statement shall be the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

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The foregoing description of the Voting Agreement, SPA, Note, Warrant, and Registration Rights Agreement are a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which or the forms of which are attached hereto as Exhibits 9.1, 10.1, 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The Note and Warrant described in Item 1.01 above will be offered and sold in reliance upon an exemption from registration pursuant to Section 4(1) and Regulation D of the Securities Act of 1933, as amended.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
9.1	Form of Voting Agreement by and between Grom Social Enterprises, Inc., certain shareholders of Grom Social Enterprises, Inc., and Generating Alpha Ltd.
10.1	Securities Purchase Agreement, dated April 1, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.2	Form of $650,000 Principal Amount, 20% Original Issue Discount Note issued to Generating Alpha Ltd.
10.3	Form of Common Stock Purchase Warrant issued to Generating Alpha Ltd.
10.4	Form of Registration Rights Agreement by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: April 5, 2024	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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